                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 15, 2000

                            DEALER AUTO RECEIVABLES CORP.
               (Exact name of registrant as specified in its charter)


                  Delaware                                 333-32802                          36-4347972
(State or other jurisdiction of incorporation)     (Commission File Number)      (IRS Employer Identification Number)

                           230 West Monroe Street
                              Chicago, Illinois                      60606
                  (Address of principal executive offices)        (Zip Code)

                               (312) 456-1250
          (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and among the Trust, Dealer Auto Receivables Corp., the Servicer and The Bank of New York as an Exhibit under Item 7(c).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.
(b)  Pro Forma Financial Information:  None.
(c)  Exhibits:

         Exhibit No.             Document
         -----------             --------
            10.1          Monthly Report dated as of November 15, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DEALER AUTO RECEIVABLES CORP.

                                  By: /S/ William J. Sparer
                                      ------------------------
                                          William J. Sparer
                                          Secretary and Vice President

November __, 2000

                                 EXHIBIT INDEX

         Exhibit No.             Document
         -----------             --------
            10.1          Monthly Report dated as of November 15, 2000